                                                                Exhibit 10.19


                                 RIBOGENE, INC.


                             SUBSCRIPTION AGREEMENT

                                TABLE OF CONTENTS


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1.      PURCHASE AND SALE OF PREMIUM PREFERRED UNITS....................................1
               1.1    Authorization.....................................................1
               1.2    Sale and Issuance of Units........................................1
2.      CLOSING AND DELIVERY............................................................2

               2.1    Initial Closing Date..............................................2
               2.2    Subsequent Closings...............................................2
               2.3    Escrow Arrangements...............................................2

3     REPRESENTATIONS AND WARRANTIES OF THE COMPANY ....................................2
               3.1    Organization, Good Standing and Qualification ....................3
               3.2    Capitalization ...................................................3
               3.3    Subsidiaries......................................................4
               3.4    Authorization.....................................................4
               3.5    Valid Issuance of Securities......................................4
               3.6    Governmental Consents.............................................5
               3.7    Litigation........................................................5
               3.8    Employee Agreement................................................5
               3.9    Patents and Trademarks............................................5
               3.10   Compliance with Other Instruments.................................6
               3.11   Agreements; Action................................................6
               3.12   Disclosure........................................................7
               3.13   Rights of Registration and First Offer........................... 7
               3.14   Corporate Documents...............................................7
               3.15   Title to Property and Assets......................................7
               3.16   Financial Statements..............................................7
               3.17   Employee Benefit Plans............................................8
               3.18   Tax Returns and Payments..........................................8
               3.19   Insurance.........................................................8
               3.20   Labor Agreements and Actions......................................8

4.      REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBERS ..............................9
               4.1    Risk .............................................................9
               4.2    Accredited Investor ..............................................9
               4.3    Investment Experience ............................................9
               4.4    Due Diligence ....................................................9
               4.5    Offering ........................................................10
               4.6    Protection of Interests; Exempt Offering ........................10
               4.7    Investment Intent ...............................................10
               4.8    Restricted Securities ...........................................11
               4.9    Legends .........................................................11
               4.10   Background and Rejection ........................................11
               4.11   Address .........................................................11
               4.12   Authority .......................................................11

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                                                                                       PAGE
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               4.13   Entity...................................... ....................12
               4.14   NASD........................................ ....................12
               4.15   Blue Sky Laws............................... ....................12
               4.16   Foreign Investors........................... ....................12
5.      CALIFORNIA COMMISSIONER OF CORPORATIONS........................................12
               5.1    Corporate Securities Law.........................................12
6.      CONDITIONS OF SUBSCRIBER'S OBLIGATIONS AT CLOSING..............................12
               6.1    Representations and Warranties...................................13
               6.2    Performance......................................................13
               6.3    Compliance Certificate...........................................13
               6.4    Qualifications...................................................13
               6.5    Proceedings and Documents........................................13
               6.6    Opinion of Company Counsel.......................................13
               6.7    Board of Directors...............................................13
               6.8    Rights Agreement.................................................13
               6.9    Minimum Subscriptions............................................13
               6.10   Comfort Letter...................................................13
7.           CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING........................14
               7.1    Representations and Warranties...................................14
               7.2    California Qualification.........................................14
               7.3    Rights Agreement.................................................14
8.           COVENANTS OF THE COMPANY..................................................14
               8.1    Delivery of Financial Statements.................................14
               8.2    Inspection.......................................................14
               8.3    Termination of Covenants.........................................15
9.           MISCELLANEOUS.............................................................15
               9.1    Survival of Representations and Warranties.......................15
               9.2    Governing Law....................................................15
               9.3    Counterparts.....................................................15
               9.4    Titles and Subtitles.............................................15
               9.5    Notices..........................................................15
               9.6    Brokers..........................................................16
               9.7    Expenses.........................................................16
               9.8    Nondisclosure....................................................16
               9.9    Third Parties....................................................16
               9.10   Amendments and Waivers...........................................16
               9.11   Severability.....................................................17
               9.12   Entire Agreement.................................................17
10. NOTICE TO, AND REPRESENTATIONS AND COVENANTS OF CERTAIN STATE RESIDENTS............17
               10.1   Pennsylvania Residents...........................................17
               10.2   Texas Residents..................................................17
               10.3   California Residents.............................................17
               10.4   Florida Residents................................................17


                                      (ii)

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11. CONFIDENTIAL INVESTOR QUESTIONNAIRE ...............................................18
               11.1   Accreditation ...................................................18
               11.2   Suitability .....................................................20
               11.3   Manner in Which Title to be Held ................................21
               11.4   NASD Affiliation ................................................22
               11.5   Acknowledgment ..................................................22


                                     (iii)

                             SUBSCRIPTION AGREEMENT

        THIS SUBSCRIPTION AGREEMENT (the "Agreement") is made as of the date set forth on the signature page hereof by and between RiboGene, Inc., a California corporation (the "Company"), and the undersigned entities and/or persons purchasing Units of the Company's securities (the "Subscribers").

        WHEREAS, the Company has retained Paramount Capital, Inc. (the "Placement Agent") as Placement Agent in a private placement offering (the "Offering") of units (the "Units") of the Company;

        WHEREAS, the Subscriber has been furnished with a copy of the Company's Confidential Private Placement Memorandum dated November 5, 1996, as amended or supplemented (the "Memorandum").

        WHEREAS, the Subscriber desires to purchase that number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

    1. Purchase and Sale of Premium Preferred Units.

        1.1 Authorization. The Company shall adopt and file with the Secretary of State of the State of California on or before the Closing (as defined below) the Amended and Restated Articles of Incorporation in the form attached as Exhibit A to the Memorandum (the "Restated Articles").

        1 .2 Sale and Issuance of Units. Subject to the terms and conditions of this Agreement, the Subscribers agree to purchase at the Closings (as defined below) and the Company agrees to sell and issue to the Subscribers at the Closings a minimum of 1,333,333 Units (the "Minimum Offering") and a maximum of 2,666,666 Units (the "Maximum Offering"), with an option in favor of the Placement Agent, with the Company's prior consent, to offer up to an additional 1,777,777 Units to cover over-allotments, each Unit consisting of one share of the Company's Series F Preferred Stock and one Class A Warrant to purchase one share of the Company's Common Stock in substantially the form attached as Exhibit B to the Memorandum (the "Warrants"), at a purchase price of $2.25 per Unit. The shares of Series F Preferred Stock issued to the Subscriber's pursuant to this Agreement shall be hereinafter referred to as the "Stock," the warrants to purchase Common Stock issued in connection therewith shall be referred to as the "Warrants," and each Warrant and share of Stock taken together shall be referred to as a "Unit."

    2. Closing and Delivery.

        2.1 Initial Closing Date. Upon receipt of the Minimum Offering amount, the Placement Agent may conduct, in its sole discretion, an initial closing (the "Initial Closing"). The Initial Closing and any subsequent closings shall take place at the offices of Paramount Capital, Inc., 787 Seventh Avenue, New York, New York 10019, at 12:00 p.m., or at such other place as the Company and the Placement Agent mutually agree upon, orally or in writing. At the Initial Closing, the Company shall deliver to each Subscriber instruments representing the Stock and Warrants to be purchased in the Closing by the Subscribers. The purchase price for the Units is payable by check, money order or wire transfer payable to "Fleet Bank, N.A., Escrow Agent f/b/o RiboGene, Inc." in an amount equal to $2.25 multiplied by the number of Units being purchased by such Subscriber. Each Subscriber hereby authorizes and directs the Company to deliver the Stock and Warrants comprising the Units to be issued to the Subscriber pursuant to this Agreement directly to the Subscriber's account maintained by the Placement Agent, if any, or, if no such account exists, to the residential or business address indicated on the signature page hereto.

        2.2 Subsequent Closings. At any time on or before May 30, 1997, subject to extension by the Placement Agent for a period of up to an additional 15 days (as may be extended, the "Final Closing Date"), the Placement Agent may conduct subsequent closings on an interim basis (each referred to as a "Closing"), until the Maximum Offering and, if applicable, any over-allotment amount has been reached. All such sales shall be made on the terms and conditions set forth in this Agreement. Any securities sold pursuant to this Section 2.2 shall be deemed to be "Stock," "Warrants" or "Units," as the case may be, for all purposes under this Agreement, and any Subscribers thereof shall be deemed to be "Subscribers" for all purposes under this Agreement and such Subscribers shall become parties to the Investor Rights Agreement (the "Rights Agreement").

        2.3 Escrow Arrangements. Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow with Fleet Bank, N.A., having a branch at 345 Park Avenue, New York, NY 10022. If the Company shall not have obtained subscriptions (including this subscription) for purchases of 1,333,333 Units on or before the Termination Date, then this subscription shall be void and all funds paid hereunder by the Subscriber shall be promptly returned to the Subscriber. The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

    3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Subscribers that, except as set forth on the Schedule of Exceptions which shall be provided to the Placement Agent in connection with the Final Closing (the "Schedule of Exceptions"), which exceptions shall be deemed to be representations and warranties as if made hereunder:

        3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

        3.2 Capitalization. The authorized capital of the Company consists, or will consist, immediately prior to the Initial Closing, of

                      (i) Preferred Stock 18,932,344 shares of Preferred Stock, of which (A) 138,269 shares have been designated Series A Preferred Stock, 138,268 of which are issued and outstanding, (B) 800,000 shares have been designated Series B Preferred Stock, 580,061 of which are issued and outstanding, (C) 2,950,000 shares have been designated Series C Preferred Stock, 2,805,519 of which are issued and outstanding, (D) 270,222 shares have been designated Series D Preferred Stock, all of which are issued and outstanding,
(E) 8,500,000 shares have been designated Series E Preferred Stock, 8,300,862 of which are issued and outstanding, and (F) 5,555,554 shares have been designated Series F Preferred Stock, none of which are issued and outstanding prior to the Initial Closing. The rights, privileges and preferences of the Series A, Series B, Series C, Series D, Series E and Series F Preferred Stock (collectively, the "Preferred Stock") are as stated in the Restated Articles. As of the Final Closing Date, each outstanding share of Preferred Stock will be convertible into one share of Common Stock, subject to any subsequent adjustments following the Final Closing Date pursuant to the conversion ratio adjustment provisions set forth in the Restated Articles.

                      (ii) Common Stock. 50,000,000 shares of Common Stock, of which 1,143,031 shares are issued and outstanding.

                      (iii) Except for (a) the conversion privileges of the Preferred Stock, (b) warrants to purchase up to 22,344 shares of Series B Preferred Stock, 15,000 shares of Series C Preferred Stock, and 17,777 shares of Series E Preferred Stock each issued to Dominion Ventures, Inc. (and the conversion privileges of the Preferred Stock issuable upon exercise thereof),
(c) warrants to purchase up to an aggregate of 1,313,000 shares of Common Stock issued to Hyline Laboratories, Inc. and another entity formerly related thereto,
(d) warrants for the purchase of up to 33,333 shares of Series E Preferred Stock issued to Silicon Valley Bank, (e) warrants to purchase up to 52,850 shares of Common Stock issued to SBC Capital Markets and an individual previously affiliated therewith, (f) outstanding options issued under the Company's equity incentive plan(s) described below, and (g) certain warrants to purchase (1) shares of Series F Preferred Stock and (2) Common Stock, to be issued to the Placement Agent in connection with its services with respect to the Offering contemplated by this Agreement as well as pursuant to a financial advisory agreement, which warrants are described in the Memorandum, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock except as set forth in or contemplated by the

Memorandum. The Company has from time to time reserved up to an aggregate of 2,835,000 shares of Common Stock for issuance, at the discretion of the Board of Directors, to officers, directors, employees and consultants pursuant to the Company's 1993 Stock Plan, of which as of the date of this Agreement (a) 848,291 shares were outstanding pursuant to stock purchases or stock option exercises,
(b) 1,913,145 shares are currently subject to outstanding stock options or committed for issuance pursuant to pending stock purchase grants, and (c) 173,564 shares were reserved for future stock option or purchase grants. The Company has also reserved 4,000 shares of Common Stock for issuance upon the exercise of a single outstanding stock option pursuant to the Company's 1990 Stock Option Plan. Except as set forth in the Memorandum, the Company has obtained written waivers of all anti-dilution provisions of any existing securities that would otherwise be triggered by this Offering, and has provided such waivers to the Placement Agent.

        3.3 Subsidiaries. The Company does not own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

        3.4 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Rights Agreement, the Placement Warrants and the issuance of the Unit, the Stock, the Warrants and the Common Stock issuable upon conversion of the Stock or upon exercise of the Warrants and the Placement Warrants (collectively, the "Securities"), the performance of all obligations of the Company hereunder and thereunder has been taken or will be taken prior to the Closing, and this Agreement, the Rights Agreement, the Stock, the Warrants and the Placement Warrants constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms.

        3.5 Valid Issuance of Securities.

                      (a) The Stock and the Warrants, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued and, in the case of the Stock, fully-paid and nonassessable. Based in part upon the representations of the Subscribers in this Agreement and subject to the completion of the filings referenced in Section 3.6 below, (i) the Units will be issued in compliance with all applicable federal and state securities laws and (ii) the Common Stock issuable upon conversion of the Stock and upon exercise of the Warrants has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Restated Articles and the Warrants (if applicable), shall be duly and validly issued, fully paid and non-assessable and will be issued in compliance with all applicable federal and state securities laws.

                      (b) The outstanding shares of Common Stock and Preferred Stock are all duly and validly authorized and issued, fully-paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

        3.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the federal and state securities law filings to be made by the Company as set forth on the Schedule of Exceptions.

        3.7 Litigation. There is no action, suit, proceeding or investigation pending or currently threatened against the Company that questions the validity of this Agreement, or the right of the Company to enter into this Agreement, or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

        3.8 Employee Agreement. Each employee and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information. The Company, after reasonable investigation, is not aware that any of its employees are in violation thereof, and the Company will use its best efforts to prevent any such violation and to maintain and enforce such agreement with its employees.

        3.9 Patents and Trademarks. Except as set forth in the Memorandum, as of the Closing, the Company has or will have sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted in the Memorandum without any conflict with or infringement of the rights of others. Except as set forth in the Memorandum, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

        3.10 Compliance with Other Instruments.

                      (a) The Company is not in violation or default of any provisions of its Articles of Incorporation, as amended, or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

                      (b) The Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution or other agreement material to its business as now conducted and as proposed to be conducted as set forth in the Memorandum.

        3.11 Agreements; Action.

                      (a) Except for the agreements set forth under the captions "Certain Transactions" and "Principal Shareholders" in the Memorandum and/or on the Schedule of Exceptions, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

                      (b) Except as set forth in the Memorandum, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve (i) current or future obligations of or payments to the Company in excess of $50,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company.

                      (c) Except as set forth in the Memorandum, the Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred indebtedness for money borrowed or incurred any other liabilities individually in excess of $10,000 or in excess of $50,000 in the aggregate, including guarantees for such amounts, which amounts have not yet been fully repaid, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, which loans or advances have not been fully repaid, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

               (d) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Articles of Incorporation, as amended, or Bylaws, which adversely affects its business as now conducted or as proposed to be conducted, its properties or its financial condition.

               (e) The Company has not engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or (iii) regarding any other form of liquidation, dissolution or winding up of the Company.

        3.12 Disclosure. The Company has fully provided the Subscribers with all information which the Company believes is reasonably necessary to enable the Subscribers to decide whether to acquire the Units, including the Memorandum. No representation or warranty of the Company contained in this Agreement and the exhibit attached hereto, any certificate furnished or to be furnished to the Subscribers at the Closing, or the Memorandum (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

        3.13 Rights of Registration and First Offer. Except as set forth in the Memorandum, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

        3.14 Corporate Documents. The Articles of Incorporation, as amended, immediately prior to the Closing will be in the form attached as Exhibit A to the Memorandum and the Bylaws of the Company are in due and proper form.

        3.15 Title to Property and Assets. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

        3.16 Financial Statements. As part of the Memorandum, the Company has delivered to the Subscribers its unaudited financial statements (balance sheet and statements of operations and cash flows) as at June 30, 1996 and its audited financial statements (balance sheet and statements of operations and cash flows) for the years ended December 31, 1995 and December 31, 1994 and the period from inception (May 5, 1989) to December 31, 1995 (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments, which are neither individually nor in the aggregate material. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to June 30, 1996 in an amount less than $25,000 in the aggregate, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company maintains and will continue to maintain standard system of accounting established and administered in accordance with generally accepted accounting principles.

        3.17 Employee Benefit Plans. Except as set forth in the Memorandum the Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

        3.18 Tax Returns and Payments. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith which are listed in the Schedule of Exceptions.

        3.19 Insurance. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

        3.20 Labor Agreements and Actions. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company is terminable at the will of the Company, subject to the employment agreements set forth in the Memorandum.

    4. Representations and Warranties of the Subscribers. Each Subscriber hereby severally and not jointly represents and warrants to the Company that:

        4.1 Risk. The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds of the Offering; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) the Subscriber may not be able to liquidate his investment; (iv) transferability of the Stock and the Warrants and any underlying securities is extremely limited;
(v) in the event of a disposition, the Subscriber could sustain the loss of his entire investment and other such risks as are more fully set forth in the Memorandum furnished by the Company to the Subscriber.

        4.2 Accredited Investor. The Subscriber represents that the Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), as indicated by his responses to the questions contained in Section 11 hereof, and that the Subscriber is able to bear the economic risk of an investment in the Units.

        4.3 Investment Experience. The Subscriber hereby acknowledges and represents that (i) the Subscriber has prior investment experience, including investment in nonlisted and unregistered securities, or the Subscriber has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on the Subscriber's behalf, (ii) the Subscriber recognizes the highly speculative nature of this investment; and
(iii) the Subscriber is able to bear the economic risk which the Subscriber hereby assumes.

        4.4 Due Diligence. The Subscriber hereby acknowledges receipt and careful review of the Memorandum, as supplemented and amended, and the attachments and exhibits thereto all of which constitute an integral part of the Memorandum and hereby represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber has requested or desired to know, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering and has received any additional information which Subscriber has requested.

        4.5 Offering.

               (a) The Subscriber has relied solely upon the information provided by the Company in the Memorandum, in this Agreement and its exhibit and as otherwise requested by the Subscriber in making the decision to invest in the Units. To the extent necessary, the Subscriber has retained, at the expense of the Subscriber, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Units hereunder. The Subscriber acknowledges and agrees that the Placement Agent has not supplied any information for inclusion in the Memorandum, has no responsibility for the accuracy or completeness of the Memorandum and that the Subscriber has not relied upon the independent investigation or verification, if any, which may have been undertaken by the Placement Agent.

               (b) To the best of its knowledge, (i) the Subscriber was contacted regarding the sale of the Units by the Placement Agent (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

        4.6 Protection of Interests; Exempt Offering. The Subscriber hereby represents that the Subscriber either by reason of the Subscriber's business or financial experience or the business or financial experience of the Subscriber's professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, including the Placement Agent, directly or indirectly) has the capacity to protect the Subscriber's own interests in connection with the transaction contemplated hereby. The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") because of the Company's representations that this is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Sections 4(2) of the Act and Regulation D promulgated thereunder. The Subscriber agrees that the Subscriber will not sell or otherwise transfer the Stock or the Warrants unless they are registered under the Act or unless an exemption from such registration is available.

        4.7 Investment Intent. The Subscriber understands that the Securities comprising the Units have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Subscriber's investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the securities comprising the Units for the Subscriber's own account for investment and not with a view toward the resale or distribution to others. The Subscriber, if an entity, was not formed for the purpose of purchasing the Units.

        4.8 Restricted Securities. The Subscriber understands that there currently is no public market for any of the securities comprising the Units and that even if such market existed, Rule 144 promulgated under the Act requires, among other conditions, a two-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Units or any of the Stock or the Warrants comprising the Units under the Act or any state securities or "blue sky" laws other than as set forth in the Rights Agreement. The Subscriber consents that the Company may, if it desires, permit the transfer of the Stock or the Warrants comprising the Units under or issuable upon exercise thereof out of the Subscriber's name only when the Subscriber's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively, the "Securities Laws"). The Subscriber agrees to hold the Company and its directors, officers, employees, controlling persons and agents (including the Placement Agent and its officers, directors, employees and controlling persons) and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained in this Agreement (including the Confidential Investor Questionnaire contained in Section II herein) or any sale or distribution by the Subscriber in violation of the Securities Laws.

        4.9 Legends. The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities that such Securities have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities.

        4.10 Background and Rejection. The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call Subscriber's bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription, to accept subscriptions for fractional Units and to close the Offering to the Subscriber at any time.

        4.11 Address. The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber on the signature page hereof is the Subscriber's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

        4.12 Authority. The Subscriber represents that he or it has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

        4.13 Entity. If the Subscriber is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

        4.14 NASD. The Subscriber acknowledges that if he is a Registered Representative of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section II.4 below.

        4.15 Blue Sky Laws. The Subscriber acknowledges that at such time, if ever, as any of the Securities are registered, sales of such Securities will be subject to state securities laws, including those of states which may require any securities sold therein to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

        4.16 Foreign Investors. If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities,
(ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

    5 . California Commissioner of Corporations.

        5.1 Corporate Securities Law. THE SALE OF THE SECURITIES THAT IS THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA. THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100,25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

    6. Conditions of Subscribers' Obligations at Closing. The obligations of the Subscribers to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions:

        6.1 Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

        6.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

        6.3 Compliance Certificate. The Chief Executive Officer of the Company shall deliver to the Subscribers at the Closing a certificate certifying that the conditions specified in Sections 6.1 and 6.2 have been fulfilled.

        6.4 Qualifications. The Commissioner of Corporations of the State of California shall have issued a permit qualifying the offer and sale of the Securities to the Subscribers pursuant to this Agreement, or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended.

        6.5 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Subscriber, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

        6.6 Opinion of Company Counsel. The Subscribers and Paramount Capital, Inc. shall have received from Venture Law Group and Bachner, Tally, Polevoy & Misher LLP, counsels for the Company, opinions, dated as of the Final Closing, in substantially the form agreed to by the Placement Agent.

        6.7 Board of Directors. The Board of Directors of the Company as of the Closing Date shall be comprised of Alexander Barkas, Digby Barrios, Charles Casamento, Lindsay Rosenwald, M.D., Jon Saxe and Jesse Treu, with one vacancy.

        6.8 Rights Agreement. The Company and the Subscribers shall have executed and delivered the Rights Agreement.

        6.9 Minimum Subscriptions. With respect to the Initial Closing, the Company shall have received binding subscriptions for at least 1,333,333 Units.

        6.10 Comfort Letter. On each Closing Date, if requested by the Placement Agent, the Corporation's auditors shall have delivered to the Agent for the benefit of the Placement Agent a comfort letter to such effect as the Placement Agent may require.

    7. Conditions of the Company's Obligations at Closing. The obligations of the Company to the Subscribers under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions:

        7.1 Representations and Warranties. The representations and warranties of the Subscribers contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

        7.2 California Qualification. The Commissioner of Corporations of the State of California shall have issued a permit qualifying the offer and sale to the Subscribers of the Securities or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended.

        7.3 Rights Agreement. The Company and the Subscribers shall have executed and delivered the Rights Agreement.

    8. Covenants of the Company.

        8.1 Delivery of Financial Statements. The Company shall deliver to each
Subscriber:

               (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

               (b) As soon as practicable after a request by such Subscriber to the Company's Chief Financial Officer, an unaudited profit or loss statement and schedule as to the sources and application of funds for the preceding fiscal quarter (applicable to the first three quarters of each fiscal year only) and an unaudited balance sheet as of the end of such fiscal quarter in reasonable detail; and

               (c) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Subscriber or any assignee of the Subscriber may from time to time request, provided, however, that the Company shall not be obligated to provide information which it deems in good faith to be proprietary or confidential.

        8.2 Inspection. The Company shall permit the Subscribers, at the Subscribers' expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Subscribers; provided, however, that the Company shall not be obligated pursuant to this Section 8.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

        8.3 Termination of Covenants. The covenants set forth in Sections 8.1 and 8.2 shall terminate as to the Subscribers and be of no further force or effect immediately upon the consummation of the Company's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Act generating aggregate gross proceeds to the Company in excess of $7,500,000 (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction).

    9. Miscellaneous.

        9.1 Survival of Representations and Warranties. Except as set forth in
Section 8.3 above, the warranties, representations and covenants of the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Subscriber.

        9.2 Governing Law. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE, THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

        9.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        9.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        9.5 Notices.

               (a) All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given to or made upon the respective parties as follows: if to the Subscribers, to the addresses set forth on the signature page hereto, or, if to the Company, to RiboGene, Inc., 21375 Cabot Boulevard, Building B, Hayward, California 94545, Attn: President.

               (b) All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by airmail, return receipt requested, or by telex or telecopy (facsimile) with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

               (c) Any party may, by written notice to the other, alter its address or respondent, and such notice shall be considered to have been given ten (10) days after the airmailing, telexing or telecopying thereof.

        9.6 Brokers.

               (a) Each Subscriber severally represents and warrants that it has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. Each Subscriber hereby severally agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Subscriber hereunder.

               (b) The Company has engaged, consented to and authorized the Placement Agent in connection with the transactions contemplated by this Agreement. The Company hereby agrees to pay the Placement Agent a commission and to reimburse expenses in accordance with the Placement Agency Agreement dated as of August 1, 1996, as amended (the "Placement Agency Agreement"), and the Company agrees to indemnify and hold harmless the Subscribers from and against all fees, commissions or other payment owing by the Company to any other person or firm acting on behalf of the Company hereunder.

        9.7 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

        9.8 Nondisclosure. The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law; provided, that the Company may use the name (but not the address) of the Subscriber in any registration statement under the Act with respect to the Stock and Warrants.

        9.9 Third Parties. Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except (a) for the holders of Registrable Securities and (b) for the Placement Agent pursuant to Sections 4.5 and 9.6(b) hereof.

        9.10 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Subscribers holding a majority in interest of the Units purchased hereunder. Any amendment or waiver effected in accordance with this Section shall be binding upon each transferee of any Securities, each future holder of all such Securities, and the Company, provided, however, that none of the conditions set forth in Section 6 hereof may be waived with respect to a particular Subscriber unless it consents thereto.

        9.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        9.12 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly cancelled.

    10. NOTICE TO AND REPRESENTATIONS AND COVENANTS OF CERTAIN STATE RESIDENTS.

        10.1 Pennsylvania Residents: The undersigned hereby acknowledges that the Company is relying upon the exemption from registration of securities set forth in Section 203(d) of the Pennsylvania Securities Act of 1972, as amended (the "Pennsylvania Act") in connection with the sale of the Units to the undersigned.

        In accordance with the requirements of Section 203(d) of the Pennsylvania Act, the undersigned hereby agrees not to sell his Units within twelve (12) months from the date of purchase except pursuant to Section 204.01 of the Blue Sky Regulations of the Pennsylvania Securities Act of 1972. Additionally, the undersigned is aware of the right of withdrawal under Section 207(m) of the Act described in the introductory pages of the Memorandum.

        10.2 Texas Residents: The undersigned hereby acknowledges that the Units cannot be sold unless they are subsequently registered under the Securities Act of 1933, as amended and the Texas Securities Act, or an exemption from registration is available. The undersigned further acknowledges that because the Units are not readily transferable, he must bear the economic risk of his investment for an indefinite period of time.

        10.3 California Residents: If the undersigned is a natural person, he or she represents that his or her investment in these Units does not exceed 10% of his or her net worth or joint net worth with spouse (excluding principal residence and its furnishings).

       10.4 Florida Residents: The undersigned acknowledges that the Units have not been registered under the Florida Securities and Investor Protection Act (the "Florida Act") in reliance upon exemption provisions contained therein.
Section 517.061 (II)(a)(5) of the Florida Act provides that any Subscriber of securities in Florida which are exempted from registration under Section 5
17.061 (II) of the Florida Act may withdraw his subscription agreement and receive a full refund of all monies paid, within three business days after he tenders consideration for such securities. Therefore, any Florida resident who purchases securities is entitled to exercise the foregoing statutory rescission right within three business days after tendering consideration for the investment packages by telephone, telegram or letter notice to the Company. Any telegram or letter should be sent or postmarked prior to the end of the third business day. A letter should be mailed by certified mail, return receipt requested, to ensure its receipt and to evidence the time of mailing. Any oral requests should be confirmed in writing.

    11. Confidential Investor Questionnaire.

        11.1 Accreditation. The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A     The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

               Explanation: In calculating net worth you may include: equity in personal property and real estate, including your principle residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B     The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and loses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C     The undersigned is a director or executive officer of the Company which is issuing and selling the Units.

Category D     The undersigned is a bank, a savings and loan association;
               insurance company; registered investment company; registered business development company; licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title I of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of

               $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.


                              -------------------------------

                              -------------------------------
                                      (describe entity)

Category E     The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

                              -------------------------------

                              -------------------------------
                                      (describe entity)

Category F     The undersigned is either a corporation, partnership,
               Massachusetts business trust, or non-profit organization within the meaning of Section 501 (c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000.

                              -------------------------------

                              -------------------------------
                                      (describe entity)

Category G     The undersigned is a trust with total assets in excess of
               $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a "sophisticated person" as defined in Regulation 506(b)(2)(ii).

Category H     The undersigned is an entity (other than a trust) all the equity owners of which are "accredited investors" within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

                              -------------------------------

                              -------------------------------
                                      (describe entity)

Category I     The undersigned is not within any of the categories above and is therefore not an accredited investor.

        The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

        11.2 Suitability. (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(c) For all Subscribers, please list types of prior investments:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(d) For all Subscribers, please state whether you have participated in other private placements before:

                      Yes                          No
                         ---                          --

(e) For all Subscribers, please indicate frequency of such prior participation in private placements of

                                  Public            Private               Public or Private
                                  Companies         Companies             Biotechnology Companies
                                  ---------         ---------             -----------------------
                  Frequently      ---------         ---------             -----------------------
                  Occasionally    ---------         ---------             -----------------------
                  Never           ---------         ---------             -----------------------

(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

                      Yes                          No
                         ---                          --

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

                      Yes                          No
                         ---                          --

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

                      Yes                          No
                         ---                          --

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

                      Yes                          No
                         ---                          --

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                      Yes                          No
                         ---                          --

11.3 Manner in Which Title to be Held. (circle one)
     (a) Individual Ownership
     (b) Community Property
     (c) Joint Tenant with Right of Survivorship (both parties must sign)
     (d) Partnership*
     (e) Tenants in Common
     (f) Company*
     (G) Trust*
     (h) Other

   *If Units are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

        11.4 NASD Affiliation

Are you affiliated or associated with an NASD member firm? (please check one):

                      Yes                          No
                         ---                          --

If Yes, please describe:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by
Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.


-------------------------------
Name of NASD Member Firm

By:----------------------------
         Authorized Officer

Date:--------------------------

        11.5 Acknowledgment. The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section II and such answers have been provided under the assumption that the Company will rely on them.